EXHIBIT 99.2

AGREEMENT

This Agreement, dated April 10, 2014 (this “Agreement”), is by and among the persons and entities listed on Schedule A hereto (collectively, the “Icahn Group”, and individually a “member” of the Icahn Group) and eBay Inc. (the “Company”).

In consideration of and reliance upon the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.
Board Matters.  No later than the first meeting of the Board of Directors of the Company (the “Board”) immediately following completion of the 2014 Annual Meeting of Stockholders, which 2014 Annual Meeting of Stockholders the Company agrees will be held on May 13, 2014 (the “2014 Annual Meeting”), the Board shall take action to increase the size of the Board by one member and to appoint David Dorman (the “New Nominee”) to fill the vacancy so created.  From the date of this Agreement until the date the New Nominee becomes a member of the Board, the New Nominee may attend as an observer any meetings of the Board (subject to the New Nominee agreeing to confidentiality arrangements with the Company and the preservation of applicable legal privileges).  Upon becoming a member of the Board, the New Nominee shall have the same rights (including for the avoidance of doubt with respect to consideration for committee appointments) and duties as any other Board member. Should the New Nominee resign from the Board or be rendered unable to, or refuse to, be appointed to, or for any other reason fail to serve or is not serving, on, the Board (other than as a result of not being nominated by the Company for an annual meeting of shareholders subsequent to the 2014 Annual Meeting), as long as the Icahn Group has not materially breached this Agreement and failed to cure such breach within five business days of written notice from the Company specifying any such breach, the Icahn Group shall be entitled to designate privately, and the Company shall cause to be added as a member of the Board, a replacement selected from the list of unaffiliated, independent director candidates mutually agreed on April 6, 2014; it being understood that if none of the persons included on such list is willing and able to serve, then the Icahn Group may recommend another person for consideration by the Company who qualifies as an independent director and is not affiliated with either the Company or the Icahn Group, who is selected in the same manner as the New Nominee and who is approved by the Company, such approval not to be unreasonably withheld or delayed (an “Acceptable Person”) (and if such proposed designee is not an Acceptable Person, the Icahn Group shall be entitled to continue designating a recommended replacement until such proposed designee is an Acceptable Person).  For the annual meeting of shareholders immediately subsequent to the 2014 Annual Meeting, the Company shall notify the Icahn Group in writing no less than 10 business days before the last day of the advance notice deadline set forth in the Company’s bylaws (that is, the last day of the period contemplated in Section 1.14 of said bylaws, as the same may be amended) whether the Board intends to nominate the New Nominee for election as a director at such annual meeting.

2.
Information.  It is understood that the Icahn Group may receive certain non-public information concerning the Company.  If the Icahn Group receives any such information, it agrees to hold such information subject to and in accordance with the terms of the confidentiality agreement in the form attached hereto as Exhibit B (the “Confidentiality Agreement”) (which the Icahn Group agrees to execute and deliver to the Company on the date hereof). As long as the Icahn Group has not materially breached this Agreement and failed to cure such breach within five business days of written notice from the Company specifying any such breach, the Board shall not adopt a policy precluding members of the Board, including the New Nominee, from speaking to Mr. Icahn, and the Company confirms that it will advise members of the Board, including the New Nominee, that they may, but are not obligated to, speak to Mr. Icahn (but subject to the Confidentiality Agreement), if they are willing to do so.

3.
Icahn Group Withdrawal and Related Items.  Upon execution of this Agreement, the Icahn Group hereby irrevocably: (i) withdraws its director nominations and business proposals submitted to the Company on January 16, 2014 and any and all related materials and notices submitted to the Company in connection therewith and in any solicitation materials concerning the foregoing or otherwise related to the 2014 Annual Meeting and filed by it or on its behalf with the Securities and Exchange Commission or furnished to stockholders of the Company and agrees not to take any further action in connection with the 2014 Annual Meeting (other than in connection with such withdrawal); (ii) withdraws its demands for books and records and other materials pursuant to Section 220 of the Delaware General Corporation Law or otherwise and agrees further not to make any such demands of the Company or pursue any litigation related thereto against the Company, or to encourage, assist or cooperate with any third party with respect to any such demand(s) or litigation prior to the earlier of (x) February 12, 2015 and (y) the last day of the advance notice deadline set forth in the Company’s bylaws with respect to the 2015 Annual Meeting of Stockholders of the Company; (iii) agrees not to, directly or indirectly, nominate any person for election at the 2014 Annual Meeting, submit any proposal for consideration at, or bring any other business before, the 2014 Annual Meeting, or initiate, encourage or participate in any “withhold” or similar campaign with respect to the 2014 Annual Meeting.  The Icahn Group hereby further agrees that it shall (i) immediately cease any and all solicitation efforts in connection with the 2014 Annual Meeting and (ii) not vote, deliver or otherwise use any proxies that may have been received by the Icahn Group or its representatives with respect to the 2014 Annual Meeting (it being understood and agreed that the members of the Icahn Group may vote their own shares of Common Stock).  The Icahn Group shall not permit any of its Affiliates to do any of the items in this Section 3 and shall not publicly or privately encourage or support any other stockholder to take any of the actions described in this Section 3.  From the date hereof until the earlier of (x) February 12, 2015 and (y) the last day of the advance notice deadline set forth in the Company’s bylaws with respect to the 2015 Annual Meeting of Stockholders of the Company: (1) the Icahn Group shall not directly or indirectly make, or cause to be made, by press release or similar public statement to the press or media (including social media), or in an SEC or other public filing, any statement or announcement that disparages (as distinct from objective statements reflecting business criticism of the Company but not of individual directors or officers) the Company or any of its officers or directors with respect to matters relating to their service at the Company (including any former officers or directors); and (2) neither the Company nor any of its officers or directors shall directly or indirectly make, or cause to be made, by press release or similar public statement to the press or media (including social media), or in an SEC or other public filing, any statement or

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announcement that disparages (as distinct from objective statements reflecting business criticism) any member of the Icahn Group or any of its officers or directors with respect to matters relating to the Company. For the avoidance of doubt, the foregoing restrictions shall not be deemed to apply to advisors of the Icahn Group or of the Company who are not acting at the behest of such party. The Company agrees that no business will be proposed at the 2014 Annual Meeting other than those matters set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2014 or matters of which the Company is not currently aware that would not adversely affect the Icahn Group.

4.
Public Announcement.  No earlier than 8:00 a.m., New York City time, on the date hereof, the Company and the Icahn Group shall announce this Agreement and the material terms hereof by means of a press release in the form attached hereto as Exhibit C (the “Press Release”). Neither the Company nor the Icahn Group shall make any public announcement or statement that contradicts or disagrees with the statements made in the Press Release, except as required by law or the rules of any stock exchange or with the prior written consent of the other party.

5.
Representations and Warranties of All Parties; Representations and Warranties of the Icahn Group.  Each of the parties represents and warrants to the other party that: (a) such party has all requisite company power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (b) this Agreement has been duly and validly authorized, executed and delivered by it and is a valid and binding obligation of such party, enforceable against such party in accordance with its terms; (c) this Agreement will not result in a violation of any terms or conditions of any agreements to which such person is a party or by which such party may otherwise be bound or of any law, rule, license, regulation, judgment, order or decree governing or affecting such party; and (d) there is currently no pending or outstanding litigation between the Icahn Group and the Company or affiliates thereof.  Each member of the Icahn Group jointly represents and warrants that, as of the date of this Agreement, (i) the Icahn Group collectively Beneficially Own, an aggregate of 27,803,015 shares of Common Stock; (ii) except for such ownership, no member of the Icahn Group, individually or in the aggregate with all other members of the Icahn Group and Icahn Affiliates, has any other Beneficial Ownership of, and/or economic exposure to, any Voting Securities, including through any derivative transaction described in the definition of “Beneficial Ownership” above; and (iii) the Icahn Group, collectively with the Icahn Affiliates, have a Net Long Position of 27,803,015 shares of Common Stock.  As used in this Agreement, the term “Beneficial Ownership” of “Voting Securities” means ownership of: (i) Voting Securities, (ii) rights or options to own or acquire any Voting Securities (whether such right or option is exercisable immediately or only after the passage of time or upon the satisfaction of one or more conditions (whether or not within the control of such person), compliance with regulatory requirements or otherwise) and (iii) any other economic exposure to Voting Securities, including through any derivative transaction that gives any such person or any of such person’s controlled Affiliates the economic equivalent of ownership of an amount of Voting Securities due to the fact that the value of the derivative is explicitly determined by reference to the price or value of Voting Securities, or which provides such person or any of such person’s controlled Affiliates an opportunity, directly or indirectly, to profit, or to share in any profit, derived

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from any increase in the value of Voting Securities, in any case without regard to whether (x) such derivative conveys any voting rights in Voting Securities to such person or any of such person’s Affiliates, (y) the derivative is required to be, or capable of being, settled through delivery of Voting Securities, or (z) such person or any of such person’s Affiliates may have entered into other transactions that hedge the economic effect of such Beneficial Ownership of Voting Securities. For purposes of this Section, no Person shall be, or be deemed to be, the “Beneficial Owner” of, or to “beneficially own,” any securities beneficially owned by any director of the Company to the extent such securities were acquired directly from the Company by such director as or pursuant to director compensation for serving as a director of the Company.

6.
Termination.  This Agreement, and the parties’ rights and obligations hereunder, shall terminate at the earlier of such time after the 2014 Annual Meeting as (i) any member of the Icahn Group or its Affiliates provides notice to the Company of its intention to nominate directors or bring any other business before the shareholders or (ii) the Icahn Group, together with all controlled Affiliates of the members of the Icahn Group (such controlled Affiliates, collectively and individually, the “Icahn Affiliates”), ceases collectively to beneficially own (as defined in Rule 13d-3 promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), an aggregate Net Long Position in at least 13,901,507 shares (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) of the shares of Common Stock of the Company outstanding as of such time.  For purposes of this Agreement: the term “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated by the SEC under the Exchange Act and the term “Net Long Position” shall mean: such shares of Common Stock beneficially owned, directly or indirectly, that constitute such person’s net long position as defined in Rule 14e-4 under the Exchange Act mutatis mutandis, provided that “Net Long Position” shall not include any shares as to which such person does not have the right to vote or direct the vote or as to which such person has entered into a derivative or other agreement, arrangement or understanding that hedges or transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of such shares.

7.
Remedies; Forum and Governing Law.  The parties hereto recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy.  Accordingly, each party agrees that in addition to other remedies the other party shall be entitled to at law or equity, the other party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement exclusively in the Court of Chancery or other federal or state courts of the State of Delaware.  In the event that any action shall be brought in equity to enforce the provisions of this Agreement, no party shall allege, and each party hereby waives the defense, that there is an adequate remedy at law.  Furthermore, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the Court of Chancery or other federal or state courts of the State of Delaware in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave

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from any such court, (c) agrees that it shall not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the Court of Chancery or other federal or state courts of the State of Delaware, and each of the parties irrevocably waives the right to trial by jury, (d) agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce the terms by way of equitable relief and (e) irrevocably consents to service of process by a reputable overnight mail delivery service, signature requested, to the address of such party’s principal place of business or as otherwise provided by applicable law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE.

8.
No Waiver.  Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement.  The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

9.
Entire Agreement.  This Agreement and the Confidentiality Agreement contain the entire understanding of the parties with respect to the subject matter hereof and may be amended only by an agreement in writing executed by the parties hereto.

10.
Notices.  All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be deemed validly given, made or served, if (a) given by telecopy and email, when such telecopy and email is transmitted to the telecopy number set forth below and sent to the email address set forth below and the appropriate confirmation is received or (b) if given by any other means, when actually received during normal business hours at the address specified in this subsection:

If to the Company:

eBay Inc.
2065 Hamilton Avenue
San Jose, California 95125
Facsimile:  408-376-7514
Attention:            Michael R. Jacobson, Esq.
Senior Vice President, Legal Affairs, General
                        Counsel and Secretary
                 Email:                     mikej@ebay.com

With a copy to (which shall not constitute notice):

Wachtell, Lipton, Rosen & Katz

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51 West 52nd Street
New York, NY 10019
Facsimile:  212-403-2000
Attention:        Trevor S. Norwitz
           Sabastian V. Niles
Email:                TSNorwitz@wlrk.com
           SVNiles@wlrk.com

        If to the Icahn Group:

        Icahn Associates Corp.
767 Fifth Avenue, 47th Floor
 New York, New York 10153
        Attention:  Carl C. Icahn                             Keith Cozza
        Facsimile:  (212) 750-5807                            (212) 702-4323
        Email: sgordon@sfire.com                          kcozza@sfire.com

With a copy to (which shall not constitute notice):

        Icahn Associates Corp.
            767 Fifth Avenue, 47th Floor
New York, New York 10153
Attention: Keith Schaitkin                           Jesse Lynn
Facsimile:  (212) 688-1158                             (917) 591-3310
Email: kls@sfire.com                                     jlynn@sfire.com

11.
Severability.  If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this Agreement.

12.	Counterparts. This Agreement may be executed in two or more counterparts which together shall constitute a single agreement.

13.	Successors and Assigns. This Agreement shall not be assignable or assigned, directly or indirectly, by operation of law or otherwise, by any of the parties to this Agreement.

14.	No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and is not enforceable by any other persons.

15.	Fees and Expenses. Neither the Company, on the one hand, nor the Icahn Group, on the other hand, will be responsible for any fees or expenses of the other in connection with this Agreement.

16.	Interpretation and Construction. Each of the parties hereto acknowledges that it has been

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represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed the same with the advice of said independent counsel. Each party and its counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this Agreement shall be decided without regards to events of drafting or preparation. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The term “including” shall be deemed to mean “including without limitation” in all instances.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused the same to be executed by its duly authorized representative as of the date first above written.

Very truly yours,

EBAY INC.

By: /s/ Michael R. Jacobson
Name: Michael R. Jacobson
Title: Senior Vice President, Legal Affairs

[Signature Page to Agreement between Icahn Group and eBay]

Accepted and agreed as of the date first written above:

MR. CARL C. ICAHN

/s/ Carl C. Icahn
Carl C. Icahn

HIGH RIVER LIMITED PARTNERSHIP

By:     /s/ Keith Cozza
Name: Keith Cozza
Title: Authorized Signatory

HOPPER INVESTMENTS LLC

By:      /s/ Keith Cozza
Name: Keith Cozza
Title: Authorized Signatory

BARBERRY CORP.

By:      /s/ Keith Cozza
Name: Keith Cozza
Title: Authorized Signatory

ICAHN PARTNERS LP

By:      /s/ Keith Cozza
Name: Keith Cozza
Title: Authorized Signatory

ICAHN PARTNERS MASTER FUND LP

By:      /s/ Keith Cozza
Name: Keith Cozza
Title: Authorized Signatory

ICAHN ENTERPRISES G.P. INC.

By:      /s/ Keith Cozza
Name: Keith Cozza
Title: Authorized Signatory

[Signature Page to Agreement between Icahn Group and eBay]

ICAHN ENTERPRISES HOLDINGS L.P.

By:      /s/ Keith Cozza
Name: Keith Cozza
Title: Authorized Signatory

IPH GP LLC

By:      /s/ Keith Cozza
Name: Keith Cozza
Title: Authorized Signatory

ICAHN CAPITAL LP

By:      /s/ Keith Cozza
Name: Keith Cozza
Title: Authorized Signatory

ICAHN ONSHORE LP

By:      /s/ Keith Cozza
Name: Keith Cozza
Title: Authorized Signatory

[Signature Page to Agreement between Icahn Group and eBay]

ICAHN OFFSHORE LP

By:      /s/ Keith Cozza
Name: Keith Cozza
Title: Authorized Signatory

BECKTON CORP

By:      /s/ Keith Cozza
Name: Keith Cozza
Title: Authorized Signatory

[Signature Page to Agreement between Icahn Group and eBay]

SCHEDULE A

------------------------------

MR. CARL C. ICAHN

HIGH RIVER LIMITED PARTNERSHIP

HOPPER INVESTMENTS LLC

BARBERRY CORP.

ICAHN PARTNERS LP

ICAHN PARTNERS MASTER FUND LP

ICAHN ENTERPRISES G.P. INC.

ICAHN ENTERPRISES HOLDINGS L.P.

IPH GP LLC

ICAHN CAPITAL LP

ICAHN ONSHORE LP

ICAHN OFFSHORE LP

BECKTON CORP.

EXHIBIT B

CONFIDENTIALITY AGREEMENT

eBay Inc.
2065 Hamilton Avenue
San Jose, California 95125

April 10, 2014

To:           Each of the persons or entities listed on Schedule A hereto (the “Icahn Group” or “you”)

Ladies and Gentlemen:

On the date hereof, eBay Inc. (the “Company”) and the Icahn Group are entering into the Agreement (the “Agreement”), dated and effective as of April 10, 2014, among the Company and the Icahn Group.  As contemplated by the Agreement, the Company and the Icahn Group hereby enter into this Confidentiality Agreement, dated and effective as of April 10, 2014.  Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

Subject to the terms of, and in accordance with, this Confidentiality Agreement, you and your Representatives (as hereinafter defined) may receive information about the Company from the Company’s Chief Executive Officer, Chief Financial Officer, General Counsel, Vice President of Investor Relations, the New Nominee or members of the Board (collectively, the “Authorized Group”) and may discuss such information with members of the Authorized Group.  As a result, you may receive certain non-public information regarding the Company.  You acknowledge that this information is proprietary to the Company and may include trade secrets or other business information the disclosure of which could harm the Company.  In consideration for, and as a condition of, the information being furnished to you and, subject to the restrictions in paragraph 2, the persons set forth on Schedule B hereto (collectively, your “Representatives”), you agree to treat any and all information concerning or relating to the Company or any of its subsidiaries or affiliates that is furnished to you or your Representatives (regardless of the manner in which it is furnished, including in written or electronic format or orally, gathered by visual inspection or otherwise) by or on behalf of the Company Representatives (as defined below), together with any notes, analyses, reports, models, compilations, studies, interpretations, documents, records or extracts thereof containing, referring, relating to, based upon or derived from such information, in whole or in part (collectively, “Evaluation Material”), in accordance with the provisions of this Confidentiality Agreement, and to take or abstain from taking the other actions hereinafter set forth.

1.  The term “Evaluation Material” does not include information that (i) is or has become generally available to the public other than as a result of a direct or indirect disclosure by you or your Representatives in violation of this Confidentiality Agreement or any obligation of confidentiality, (ii) was within your or any of your Representatives’ possession on a non-confidential basis prior to its being furnished to you by or on behalf of any of the Company

EXHIBIT B

Representatives or (iii) is received from a source other than any of the Company Representatives; provided, that in the case of (ii) or (iii) above, the source of such information was not believed by you, after reasonable inquiry of the disclosing person, to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other person with respect to such information at the time the information was disclosed to you. The term “Company Representatives” means the members of the Authorized Group, the Company and all of the Company’s agents, representatives, attorneys, advisors, directors, officers and employees.

2.  You and your Representatives will, and you will cause your Representatives to, (a) keep the Evaluation Material strictly confidential and (b) not disclose any of the Evaluation Material in any manner whatsoever without the prior written consent of the Company; provided, however, that you may privately disclose any of such information: (A) to your Representatives (i) who need to know such information for the sole purpose of advising you on your investment in the Company and (ii) who are informed by you of the confidential nature of such information; provided, further, that you will be responsible for any violation of this Confidentiality Agreement by your Representatives as if they were parties hereto; and (B) to the Company Representatives. It is understood and agreed that neither the Company nor any member of the Authorized Group shall be authorized to disclose to you or your Representatives any Legal Advice (as defined below) that may be included in the Evaluation Material with respect to which such disclosure may constitute waiver of the Company’s attorney client privilege or attorney work product privilege.  “Legal Advice” as used herein shall be solely and exclusively limited to the advice provided by legal counsel and shall not include factual information or the formulation or analysis of business strategy that is not protected by the attorney-client or attorney work product privilege.

3.  In the event that you or any of your Representatives are required by applicable subpoena, legal process or other legal requirement to disclose any of the Evaluation Material, you will promptly notify (except where such notice would be legally prohibited) the Company in writing by facsimile and certified mail so that the Company may seek a protective order or other appropriate remedy (and if the Company seeks such an order, you will provide such cooperation as the Company shall reasonably request), at its cost and expense.  Nothing herein shall be deemed to prevent you or your Representatives, as the case may be, from honoring a subpoena, legal process or other legal requirement that requires discovery, disclosure or production of the Evaluation Material if (a) you produce or disclose only that portion of the Evaluation Material which your outside legal counsel of national standing advises you is legally required to be so produced or disclosed and you inform the recipient of such Evaluation Material of the existence of this Confidentiality Agreement and the confidential nature of such Evaluation Material; or (b) the Company consents in writing to having the Evaluation Material produced or disclosed pursuant to the subpoena, legal process or other legal requirement.  In no event will you or any of your Representatives oppose action by the Company to obtain a protective order or other relief to prevent the disclosure of the Evaluation Material or to obtain reliable assurance that confidential treatment will be afforded the Evaluation Material.  For the avoidance of doubt, it is understood that there shall be no “legal requirement” requiring you to disclose any Evaluation Material solely by virtue of the fact that, absent such disclosure, you would be prohibited from purchasing, selling, or engaging in derivative or other voluntary transactions with respect to the Common Stock of the Company or otherwise proposing or making an offer to do any of the

EXHIBIT B

foregoing, or you would be unable to file any proxy materials in compliance with Section 14(a) of the Exchange Act or the rules promulgated thereunder.

4.  You acknowledge that (a) none of the Company Representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of any Evaluation Material, and (b) none of the Company Representatives shall have any liability to you or to any of your Representatives relating to or resulting from the use of the Evaluation Material or any errors therein or omissions therefrom.  You and your Representatives (or anyone acting on your or their behalf) shall not directly or indirectly initiate contact or communication with any executive or employee of the Company other than members of the Authorized Group and/or such other persons approved in writing by any member of the Authorized Group, concerning Evaluation Material, or to seek any Evaluation Material from any Company Representative other than a member of the Authorized Group, without the prior consent of the Company.

5.  All Evaluation Material shall remain the property of the Company.  Neither you nor any of your Representatives shall by virtue of any disclosure of and/or your use of any Evaluation Material acquire any rights with respect thereto, all of which rights (including all intellectual property rights) shall remain exclusively with the Company.  Upon the request of the Company for any reason, you will promptly return to the Company or destroy all hard copies of the Evaluation Material and use commercially reasonable efforts to permanently erase or delete all electronic copies of the Evaluation Material in your or any of your Representatives’ possession or control (and, upon the request of the Company, shall certify to the Company that such Evaluation Material has been erased or deleted, as the case may be).  Notwithstanding the return or erasure or deletion of Evaluation Material, you and your Representatives will continue to be bound by the obligations contained herein.

6.  You acknowledge, and will advise your Representatives, that the Evaluation Material may constitute material non-public information under applicable federal and state securities laws, and that you shall not, and you shall use your commercially reasonable efforts to ensure that your Representatives, do not, trade or engage in any derivative or other transaction, on the basis of such information in violation of such laws.

7.  You hereby represent and warrant to the Company that (i) you have all requisite company power and authority to execute and deliver this Confidentiality Agreement and to perform your obligations hereunder, (ii) this Confidentiality Agreement has been duly authorized, executed and delivered by you, and is a valid and binding obligation, enforceable against you in accordance with its terms, (iii) this Confidentiality Agreement will not result in a violation of any terms or conditions of any agreements to which you are a party or by which you may otherwise be bound or of any law, rule, license, regulation, judgment, order or decree governing or affecting you, and (iv) your entry into this Confidentiality Agreement does not require approval by any owners or holders of any equity or other interest in you (except as has already been obtained).

8.  Any waiver by the Company of a breach of any provision of this Confidentiality Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Confidentiality Agreement.  The failure of the Company to insist upon strict adherence to any term of this Confidentiality

EXHIBIT B

Agreement on one or more occasions shall not be considered a waiver or deprive the Company of the right thereafter to insist upon strict adherence to that term or any other term of this Confidentiality Agreement.

9.  You acknowledge and agree that the value of the Evaluation Material to the Company is unique and substantial, but may be impractical or difficult to assess in monetary terms.  You further acknowledge and agree that in the event of an actual or threatened violation of this Confidentiality Agreement, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy.  Accordingly, you acknowledge and agree that, in addition to any and all other remedies which may be available to the Company at law or equity, the Company shall be entitled to an injunction or injunctions to prevent breaches of this Confidentiality Agreement and to enforce specifically the terms and provisions of this Confidentiality Agreement exclusively in the Court of Chancery or other federal or state courts of the State of Delaware.  In the event that any action shall be brought in equity to enforce the provisions of this Confidentiality Agreement, you shall not allege, and you hereby waive the defense, that there is an adequate remedy at law.

10.  Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the Court of Chancery or other federal or state courts of the State of Delaware in the event any dispute arises out of this Confidentiality Agreement or the transactions contemplated by this Confidentiality Agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not bring any action relating to this Confidentiality Agreement or the transactions contemplated by this Confidentiality Agreement in any court other than the Court of Chancery or other federal or state courts of the State of Delaware, and each of the parties irrevocably waives the right to trial by jury, (d) agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce the terms by way of equitable relief, and (e) irrevocably consents to service of process by a reputable overnight delivery service, signature requested, to the address of such party’s principal place of business or as otherwise provided by applicable law.  THIS CONFIDENTIALITY AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE.

11.  This Confidentiality Agreement and the Agreement contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersedes all prior or contemporaneous agreements or understandings, whether written or oral.  This Confidentiality Agreement may be amended only by an agreement in writing executed by the parties hereto.

13.  All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be deemed validly given, made or served, if (a) given by telecopy and email, when such telecopy is transmitted to the telecopy number set forth below and sent to the email address set forth below and the appropriate confirmation is received or (b) if given by any other means, when actually received during normal business hours at the address specified in this subsection:

EXHIBIT B

If to the Company:
eBay Inc.
2065 Hamilton Avenue
San Jose, California 95125
Facsimile:  408-376-7514
Attention:  Michael R. Jacobson, Esq.
Senior Vice President, Legal Affairs, General
Counsel and Secretary
Email:  mikej@ebay.com

With a copy to (which shall not constitute notice):

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Facsimile:  212-403-2000
Attention:   Trevor S. Norwitz
       Sabastian V. Niles
Email:  TSNorwitz@wlrk.com
SVNiles@wlrk.com

If to the Icahn Group:
          Icahn Associates Corp.
     767 Fifth Avenue, 47th Floor
      New York, New York 10153
          Attention:  Carl C. Icahn            Keith Cozza
          Facsimile:  (212) 750-5807          (212) 702-4323
          Email:  sgordon@sfire.com        kcozza@sfire.com

With a copy to (which shall not constitute notice):

         Icahn Associates Corp.
     767 Fifth Avenue, 47th Floor
     New York, New York 10153
     Attention: Keith Schaitkin               Jesse Lynn
   Facsimile: (212) 688-1158                   (917) 591-3310
   Email: kls@sfire.com                         jlynn@sfire.com

14.  If at any time subsequent to the date hereof, any provision of this Confidentiality Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this Confidentiality Agreement.

EXHIBIT B

15.  This Confidentiality Agreement may be executed (including by facsimile or PDF) in two or more counterparts which together shall constitute a single agreement.

16.  This Confidentiality Agreement and the rights and obligations herein may not be assigned or otherwise transferred, in whole or in part, by you without the express written consent of the Company.  This Confidentiality Agreement, however, shall be binding on successors of the parties hereto.

17.  This Confidentiality Agreement shall expire two (2) years from the date on which the New Nominee (including any replacement nominee or other Acceptable Person under Section 1 of the Agreement) ceases to be a director of the Company; except that you shall maintain in accordance with the confidentiality obligations set forth herein any Evaluation Material constituting trade secrets for such longer time as such information constitutes a trade secret of the Company as defined under 18 U.S.C. § 1839(3).

18.  No licenses or rights under any patent, copyright, trademark, or trade secret are granted or are to be implied by this Confidentiality Agreement.

19.   Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Confidentiality Agreement, and that it has executed the same with the advice of said counsel. Each party and its counsel cooperated and participated in the drafting and preparation of this agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this agreement shall be decided without regards to events of drafting or preparation. The term “including” shall in all instances be deemed to mean “including without limitation.”

[Signature Pages Follow]

EXHIBIT B

Please confirm your agreement with the foregoing by signing and returning one copy of this Confidentiality Agreement to the undersigned, whereupon this Confidentiality Agreement shall become a binding agreement between you and the Company.

Very truly yours,

EBAY INC.

By: /s/ Michael R. Jacobson
Name: Michael R. Jacobson
Title: Senior Vice President, Legal Affairs

 [Signature Page to the Confidentiality Agreement between eBay Inc. and Icahn Group]

EXHIBIT B

Accepted and agreed as of the date first written above:

MR. CARL C. ICAHN

/s/ Carl C. Icahn
Carl C. Icahn

HIGH RIVER LIMITED PARTNERSHIP

By:      /s/ Keith Cozza
Name: Keith Cozza
Title: Authorized Signatory

HOPPER INVESTMENTS LLC

By:      /s/ Keith Cozza
Name: Keith Cozza
Title: Authorized Signatory

BARBERRY CORP.

By:      /s/ Keith Cozza
Name: Keith Cozza
Title: Authorized Signatory

ICAHN PARTNERS LP

By:      /s/ Keith Cozza
Name: Keith Cozza
Title: Authorized Signatory

ICAHN PARTNERS MASTER FUND LP

By:      /s/ Keith Cozza
Name: Keith Cozza
Title: Authorized Signatory

ICAHN ENTERPRISES G.P. INC.

By:      /s/ Keith Cozza
Name: Keith Cozza
Title: Authorized Signatory

 [Signature Page to the Confidentiality Agreement between eBay and Icahn Group]

EXHIBIT B

ICAHN ENTERPRISES HOLDINGS L.P.

By:      /s/ Keith Cozza
Name: Keith Cozza
Title: Authorized Signatory

IPH GP LLC

By:      /s/ Keith Cozza
Name: Keith Cozza
Title: Authorized Signatory

ICAHN CAPITAL LP

By:      /s/ Keith Cozza
Name: Keith Cozza
Title: Authorized Signatory

ICAHN ONSHORE LP

By:      /s/ Keith Cozza
Name: Keith Cozza
Title: Authorized Signatory

 [Signature Page to the Confidentiality Agreement between eBay and Icahn Group]

EXHIBIT B

ICAHN OFFSHORE LP

By:      /s/ Keith Cozza
Name: Keith Cozza
Title: Authorized Signatory

BECKTON CORP

By:      /s/ Keith Cozza
Name: Keith Cozza
Title: Authorized Signatory

[Signature Page to the Confidentiality Agreement between eBay and Icahn Group]

EXHIBIT B

SCHEDULE A
Barberry Corp.
Beckton Corp.
Icahn Capital LP
Icahn Enterprises Holdings L.P.
Icahn Enterprises G.P. Inc.
Icahn Offshore LP
Icahn Onshore LP
Icahn Partners LP
Icahn Partners Master Fund LP
IPH GP LLC
Icahn Capital LP
High River Limited Partnership
Hopper Investments LLC
MR. CARL C. ICAHN

EXHIBIT B

SCHEDULE B
1.	MR. CARL ICAHN

2.	Any full-time employee of a member of the Icahn Group or Icahn Associates Holding LLC (an indirect holding company of Carl Icahn)

EXHIBIT C

eBay Inc. and Carl Icahn Settle Proxy Fight

eBay to add David Dorman as independent director to its Board; Icahn drops proxy proposal to split company and withdraws his nominees to Board of Directors

SAN JOSE, CA (April 10, 2014) — eBay Inc. (Nasdaq: EBAY) today announced that it has reached an agreement with investor Carl Icahn, ending their proxy contest for the company’s upcoming annual meeting of stockholders. Mr. Icahn is withdrawing both his proposal to separate the company’s PayPal business and his two nominees to the company’s Board of Directors.

The company said it has agreed at Mr. Icahn’s suggestion to appoint business executive David Dorman as an independent director to its Board of Directors. This will expand the number of independent directors to 10 on the 12-member board. The other two directors are eBay Inc. Founder and Chairman Pierre Omidyar, the company’s largest shareholder, and company President and CEO John Donahoe.

Dorman, 60, is a Founding Partner of Centerview Capital Technology. He brings over 38 years of senior executive, operational, board and investment experience. He is currently Chairman of the Board of CVS Caremark Corporation. Dorman was a board member of Motorola, Inc. from 2006 and served as Chairman of the board from 2008 until 2012. Upon the separation of Motorola Mobility and Motorola Solutions, Dorman became lead independent director of Motorola Solutions. He also serves on the boards of YUM! Brands, Inc., and the Georgia Tech Foundation in Atlanta.

Prior to Centerview, Dorman was Chairman and Chief Executive Officer of AT&T Corp., the largest telecommunications company in the world.  During his time at AT&T he led the company through a profound reinvention and transformation prior to completing the merger of AT&T Corp. and SBC Communications in November 2005.  David joined AT&T as President in December 2000 and was named Chairman and Chief Executive Officer in November 2002.

“We are very pleased to have reached this agreement with Mr. Icahn, settling proxy issues and enabling our board and management team to focus our full attention on a goal every shareholder agrees on – growing PayPal and eBay, and delivering sustainable shareholder value,” said eBay Inc. President and CEO John Donahoe.

“As a result of our conversations, it became clear that Carl and I strongly agree on the potential of PayPal and our company,” Donahoe said. “I respect Carl’s willingness to work together to drive sustainable shareholder value today and into the future. His record shows that he has done this with many other companies in the past.

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EXHIBIT C

“We also are honored to have Dave Dorman join our board as our tenth independent director,” Donahoe said. “Dave brings outstanding expertise and an impeccable reputation to our board. We look forward to benefitting from his insight and experience. Our board remains committed to evaluating all strategic options for our company to ensure we are creating sustainable value for shareholders.”

Commenting on his appointment, Dorman said: “I have tremendous admiration for eBay and what the company has accomplished under John’s leadership, and I am honored to join such an outstanding Board of Directors. I also respect Mr. Icahn’s commitment to driving shareholder value for companies he believes in, and I look forward to helping drive growth for PayPal and eBay together.”

Icahn has signed a confidentiality agreement covering any non-public information that directors and certain officers of the company may share with him. In addition, the company agreed not to adopt a policy precluding such persons from speaking to Mr. Icahn, and that it would advise them that they may speak to Mr. Icahn if they are willing to do so.

Icahn stated: “We are happy to have reached this détente with eBay and believe that Dave Dorman will be a great addition to the company’s board of directors. As chairman of Motorola, Mr. Dorman, working in tandem with our board nominees, guided the company through the successful separation of its mobile device and home businesses, which greatly enhanced shareholder value.

“Regarding the confidentiality agreement, we have entered into similar agreements in the past with other companies and, as results show, they have worked with great success,” Icahn said. “I am optimistic that this arrangement with eBay will enhance our ability to discuss large issues affecting the company with greater intelligence and will help to enhance shareholder value.

“Over the last week I have had a number of conversations with John,” Icahn said. “We both strongly believe in the great potential of eBay and PayPal, and I have found a number of his ideas to be extremely compelling. However, I continue to believe that eBay would benefit from the separation of PayPal at some point in the near future and intend to continue to press my case through confidential discussions with the company. While John has made no commitments regarding such a separation, he and I have agreed to meet regularly when he is in New York to discuss strategic alternatives. We look forward to working with the eBay’s board of directors and management with a common objective of creating sustainable value for all shareholders. Our record shows that our involvement with boards and management has greatly enhanced long term value for all shareholders, and we hope and believe this will continue with eBay.”

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EXHIBIT C

The company confirmed that its first quarter earnings call will take place at 2:00 p.m. PDT on April 29, 2014, and that its annual meeting will take place at 8:00 a.m. PDT on May 13, 2014.

About eBay Inc.

eBay Inc. (NASDAQ: EBAY) is a global commerce and payments leader, providing a robust platform where merchants of all sizes can compete and win. Founded in 1995 in San Jose, Calif., eBay Inc. connects millions of buyers and sellers and enabled $212 billion of commerce volume in 2013. We do so through eBay, one of the world's largest online marketplaces, which allows users to buy and sell in nearly every country on earth; through PayPal, which enables individuals and businesses to securely, easily and quickly send and receive digital payments; and through eBay Enterprise, which enables omnichannel commerce, multichannel retailing and digital marketing for global enterprises in the U.S. and internationally. We also reach millions through specialized marketplaces such as StubHub, the world's largest ticket marketplace, and eBay classifieds sites, which together have a presence in more than 1,000 cities around the world. For more information about the company and its global portfolio of online brands, visit www.ebayinc.com.

Investor Relations Contact:	Tracey Ford; Tom Hudson	tford@ebay.com; thhudson@ebay.com
Media Relations Contact:	Amanda Miller	press@ebay.com
Investor Information Request:	408-376-7493
Company News:	http://www.ebayinc.com/news
Investor Relations website:	http://investor.ebayinc.com

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